UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

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QMIS Finance Securities Corporation

(Exact name of Company as specified in its charter)

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Delaware	000-53995	59-3270650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-40 39th Avenue

Garden Plaza, Suite 6B

Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

929-421-9748

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On May 21, 2015, QMIS Finance Securities Corporation (the “Company”) dismissed its independent registered public accounting firm, Li and Company, PC (“Li”).

(ii)	Li did not issue any reports during the period from November 1, 2014 through May 21, 2015 (date of dismissal).

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)	During the period from November 1, 2014 through May 21, 2015 (date of dismissal), (a) there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On May 21, 2015 the Company provided Li with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On May 21, 2015, concurrent with the dismissal of Li, the Company, upon the board of directors’ approval, engaged McCormack, Su & Company Inc. (“McCormack, Su & Co.”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent years ended April 30, 2013 and 2014, and any subsequent period through the date hereof prior to the engagement of McCormack, Su & Co., neither the Company, nor someone on its behalf, has consulted McCormack, Su & Co. regarding:

(i) Either; the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Li and Company, PC dated May 21, 2015 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMIS Finance Securities Corporation

Dated: May 21, 2015	By:	/s/ Chin Yung Kong
Chin, Yung Kong, Chief Executive Officer and Director